 10-KSB September 30, 2005

The purpose of this amendment is to correct the following errors caused by a faulty processing for EDGAR. The corrections apply only to the HTML format. The errors were not found in the PDF formatted files:

• On the Income Statement, the parentheses were dropped in the loss per share calculations.

• On the Stockholders Equity Roll Forward report, parentheses were dropped on several lines in the columns labeled "accumulated deficit", "cumulative translation adjustment", and "deferred stock compensation".

• On the Statement of Cash Flows, the parentheses were dropped on the net gain (loss) from continuing operations values.